SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 18, 1997


                              VALUE PROPERTY TRUST
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             (Exact name of registrant as specified in its charter)



          Maryland                        1-6613                   23-1862664
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(State or other jurisdiction of         Commission              (I.R.S. Employer
incorporation or organization)          File Number              Identification)



        120 Albany Street, 8th Floor
        New Brunswick, New Jersey                             08901-2163
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:         (908) 296-3080
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                      VALUE PROPERTY TRUST AND SUBSIDIARIES

                                      INDEX




                                                                        Page No.
                                                                        --------

Item 5.    Other Information...................................                2

Item 7.    Financial Statements and Exhibits ..................                2

           Signatures      ....................................                4

           Exhibits         ...................................              F-1









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                VALUE PROPERTY TRUST AND SUBSIDIARIES                   FORM 8-K



ITEM 5.    OTHER INFORMATION

           On September 18, 1997, Value Property Trust (the "Trust") entered into a definitive agreement to be acquired by Wellsford Real Properties, Inc. ("WRP") in a merger transaction for cash and stock currently valued at approximately $180 million.

           Pursuant to the terms of the Merger Agreement, WRP will pay to the Trust shareholders approximately $130 million in cash and issue an aggregate of
3.35 million shares of its common stock resulting in each Trust shareholder receiving $11.58 in cash and 0.2984 common shares of WRP for each share of the Trust.

           The proposed acquisition, which will be accounted for as a purchase, is subject to certain closing conditions, and is expected to be completed by January 1998. Franklin Mutual Advisors, Inc. ("Franklin"), whose advisory clients currently hold approximately 50% of the Trust's outstanding shares, has agreed to vote the shares of the Trust over which it has voting power in favor of the proposed transaction.



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

           2.    Agreement  and  Plan of  Merger  among  Value  Property  Trust,
                 Wellsford   Real   Properties,   Inc.  and  Wellsford   Capital
                 Corporation, dated as of September 18, 1997.

           99.   Press Release





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                VALUE PROPERTY TRUST AND SUBSIDIARIES                   FORM 8-K



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                Value Property Trust




                                /s/Robert T. English
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                                Robert T. English
                                Secretary, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)







DATE:   September 22, 1997


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                VALUE PROPERTY TRUST AND SUBSIDIARIES                   FORM 8-K


FORM 8-K -- Item 7 (c)




Exhibit 2 - Agreement and Plan of Merger........................

Exhibit 99 - Press Release......................................





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